UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/2015

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Emerging Markets Fund

ANNUAL REPORT May 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
23	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Information About the Renewal of the Fund’s Management Agreement
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2014, through May 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International stock markets continued to encounter bouts of heightened volatility on their way to posting roughly flat returns, on average, for the reporting period overall. Investors remained concerned over much of the reporting period that persistent economic weakness and deflationary pressures in Europe, Japan, and China might undermine corporate profits for non-U.S. and multinational companies. However, investor sentiment was buoyed in early 2015 by increasingly accommodative monetary policies from major central banks. Indeed, aggressive monetary stimulus measures caused most local currencies to depreciate against the U.S. dollar, making foreign exports more attractive to U.S. consumers in a recovering domestic economy.

We remain optimistic regarding the long-term outlook for the global economy generally and for international equities in particular.We believe currency depreciation has enhanced Europe’s competitiveness in global markets, recent wage negotiations in Japan suggest that long-awaited inflationary pressure may be taking root, and more stimulative economic policies in China may provide a catalyst for growth in the rest of Asia. As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2014, through May 31, 2015, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2015, Dreyfus Emerging Markets Fund’s (the “fund”) Class A shares produced a total return of –3.84%, Class C shares returned –4.61%, Class I shares returned –3.58%, and Class Y shares returned –2.81%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a –0.01% total return for the same period.2

Stocks in the world’s emerging markets ended the reporting period with flat returns, on average, amid heightened market turbulence.Weakness in commodities-exporting countries and adverse fluctuations in currency exchange rates hurt the fund’s results compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. The fund considers emerging market countries to be generally all companies represented by the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Emerging Markets Produced Divergent Results

Emerging market stocks produced mixed returns during the reporting period. Some markets, such as Russia and Brazil, encountered pronounced weakness stemming from economic and geopolitical concerns. Russia proved vulnerable to plummeting

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

oil prices and sanctions imposed over its conflict with Ukraine, while Brazil’s economy contracted in the midst of falling commodity prices and a scandal surrounding the country’s largest oil company. Commodities exporters Indonesia and South Africa also struggled in this environment.

In contrast, Chinese stocks gained value when monetary policymakers implemented aggressively accommodative policies, including reductions in short-term interest rates. Investor sentiment in China also was buoyed when officials relaxed restrictions on property-market transactions and opened local financial markets to greater foreign investment. However, India — which had advanced strongly earlier in 2014 — stumbled late in the reporting period when investors sought more attractive values elsewhere.

Commodities Exporters Hampered Relative Performance

A strengthening U.S. dollar weighed on the fund’s results over much of the reporting period, as adverse currency movements more than offset market gains in some developing nations. In addition, the fund was hurt by overweighted exposure to Brazil, where investments in some of the country’s more economically sensitive companies —such as iron ore producer Vale, steelmaker Gerdau, and industrial supplier Magnesita Refratarios — proved counterproductive.A position in oil company Petroleo Brasileiro also fared poorly due to lower oil prices and a festering corruption scandal.The fund’s investments in Russia were hurt by plunging currency values, low energy prices and economic sanctions, sparking losses in energy giant Gazprom and financial institution Sberbank of Russia. In India, profit-taking in previous high fliers led to declines among holdings in the financials, materials, and energy sectors.

The fund achieved better relative performance through overweighted exposure to and strong stock selection in China. Industrial holdings benefited from new stimulus measures, including Beijing Capital International Airport, China Railway Construction, and China Railway Group. Grocer Lianhua Supermarket Holdings and Ping An Insurance Group Company of China gained value in anticipation of rising consumer spending.The fund also received positive results from Latin America and Mexico, where underweighted positions — including a lack of holdings in Colombia — helped cushion regional weakness. Favorable stock selections included Mexican airline Controladora Vuela Compania de Aviacion and favorable timing on the sale of wireless carrier America Movil.

From an industry group perspective, investments in the industrials and consumer staples sectors outperformed market averages, but the consumer discretionary and information technology sectors lagged.

Positioned for Economic Recovery

Despite ongoing economic uncertainty, we recently have seen evidence of improved prospects for emerging markets equities, including stabilizing currency exchange rates, recovering oil prices, more attractive equity valuations than generally available in the United States, Europe, or Japan, and a robust market rally in the spring of 2015. Therefore, we have positioned the fund to participate in the early stages of an economic recovery, with an emphasis on value-oriented stocks of companies with economically sensitive businesses. As of the reporting period’s end, we have identified an ample number of such opportunities in China, Brazil, India, and Korea, but fewer in Indonesia, the Philippines,Turkey, Mexico, and Taiwan.

June 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through
October 1, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and ClassY shares of Dreyfus Emerging Markets Fund on 5/31/05 to a $10,000 investment made in the Morgan Stanley Capital
International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes net dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/15

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	-9.35%	0.14%	5.78%
without sales charge	6/28/96	-3.84%	1.34%	6.41%
Class C shares
with applicable redemption charge †	11/15/02	-5.57%	0.55%	5.59%
without redemption	11/15/02	-4.61%	0.55%	5.59%
Class I shares	11/15/02	-3.58%	1.59%	6.65%
Class Y shares	7/1/13	-2.81%	1.62%††	6.56%††
Morgan Stanley Capital International
Emerging Markets Index		-0.01%	4.29%	8.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2014 to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.73	$ 11.99	$ 7.48	$ 6.19
Ending value (after expenses)	$ 1,000.20	$ 996.20	$ 1,000.80	$ 1,001.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.80	$ 12.09	$ 7.54	$ 6.24
Ending value (after expenses)	$ 1,017.20	$ 1,012.91	$ 1,017.45	$ 1,018.75

† Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.41% for Class C, 1.50% for
Class I and 1.24% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2015

Common Stocks—96.4%	Shares		Value ($)
Brazil—9.0%
BM&FBovespa	1,426,100		5,026,238
Brasil Insurance Participacoes e Administracao	642,400		322,581
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	874,080		5,078,405
Cia Hering	690,300		2,794,737
Duratex	1,061,700		2,665,662
EDP—Energias do Brasil	956,800		3,156,002
Gerdau, ADR	1,286,270		3,562,968
Itau Unibanco Holding, ADR	467,561		5,002,903
Magnesita Refratarios	2,293,700	[a]	2,303,562
Mills Estruturas e Servicos de Engenharia	18,600		50,027
Oi, ADR	368,229	[a]	824,833
Petroleo Brasileiro, ADR	1,161,737	[a]	9,700,504
Sul America	408,400		1,682,921
Telefonica Brasil, ADR	225,741		3,176,176
Vale, ADR	840,939		4,448,567
			49,796,086
Chile—1.8%
Cencosud	1,652,755		4,225,319
CorpBanca	42,157,045		521,758
ENTEL Chile	413,707		4,920,103
			9,667,180
China—18.9%
Anhui Conch Cement, Cl. H	1,481,500		6,204,272
Baoxin Auto Group	2,829,100		2,363,443
Beijing Capital International Airport, Cl. H	3,352,000		3,997,574
China Communications Services, Cl. H	15,606,000		8,551,748
China Construction Bank, Cl. H	19,442,399		19,531,008
China Life Insurance, Cl. H	909,000		4,365,968
China Railway Construction, Cl. H	573,000		1,053,950
China ZhengTong Auto Services Holdings	3,231,000		2,106,905
CNOOC	4,784,000		7,447,549
Dongfeng Motor Group, Cl. H	508,000		830,635
Guangzhou Automobile Group, Cl. H	4,869,603		4,965,865
Industrial & Commercial Bank of China, Cl. H	17,047,590		14,838,938
Lianhua Supermarket Holdings, Cl. H	8,133,000	[a]	7,087,840

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
China (continued)
Ping An Insurance Group Company of China, Cl. H	320,500		4,715,437
Weichai Power, Cl. H	1,868,000		6,972,388
West China Cement	15,276,000		2,598,704
Wumart Stores, Cl. H	7,646,000		6,596,121
			104,228,345
Greece—.4%
National Bank of Greece	1,536,797	[a]	1,953,619
Hong Kong—9.5%
China Mobile	471,000		6,181,980
China Mobile, ADR	24,276		1,595,904
China Resources Power Holdings	2,865,000		7,961,102
COSCO Pacific	7,125,832		10,272,888
Galaxy Entertainment Group	670,000		3,195,913
Global Bio-Chem Technology Group	2,826,980	[a,b]	175,008
Lee & Man Paper Manufacturing	6,250,000		4,182,284
NWS Holdings	359,262		580,010
Parkson Retail Group	27,359,750		6,666,580
Shanghai Industrial Holdings	3,103,000		11,902,039
			52,713,708
Hungary—1.4%
OTP Bank	143,129		2,901,940
Richter Gedeon	301,137		4,921,235
			7,823,175
India—11.7%
Bank of India	1,601,755	[a]	4,943,904
Bharat Heavy Electricals	376,676		1,479,431
ICICI Bank	806,127		4,008,514
IDFC	217,401		511,876
India Cements	5,082,466	[a]	7,264,980
NMDC	1,935,167		3,903,627
NTPC	1,867,713		3,954,589
Oriental Bank of Commerce	919,220		3,079,923
Power Grid Corporation of India	1,202,969		2,706,295

Common Stocks (continued)	Shares		Value ($)
India (continued)
Punjab National Bank	1,398,559	[a]	3,374,729
Reliance Industries	901,461		12,372,804
Rolta India	1,543,376		2,801,015
South Indian Bank	1,694,651		652,645
State Bank of India	1,823,703		7,923,065
Steel Authority of India	3,392,870		3,499,400
Vedanta	744,935		2,298,211
			64,775,008
Indonesia—.0%
Aneka Tambang Persero	1,787,500	[a]	102,528
Malaysia—.7%
CIMB Group Holdings	2,631,262		4,065,208
Mexico—1.9%
Alpek	1,566,240		2,197,978
Consorcio ARA	3,253,000	[a]	1,318,193
Controladora Vuela Compania de Aviacion, ADR	341,054	[a]	4,068,774
Grupo Financiero Banorte, Ser. O	527,430		2,976,082
			10,561,027
Poland—1.3%
Powszechna Kasa Oszczednosci Bank Polski	813,593		7,103,713
Qatar—.4%
Commercial Bank of Qatar	133,015		1,970,435
Russia—4.6%
Gazprom, ADR	1,876,103		10,064,730
MegaFon, GDR	159,095		2,442,711
Moscow Exchange MICEX-RTS	2,803,363	[b]	3,847,504
Rosneft, GDR	871,895		3,994,515
Sberbank of Russia, ADR	905,483		5,121,141
			25,470,601
South Africa—1.2%
Aveng	1,505,298	[a]	1,061,005
Barclays Africa Group	379,429		5,490,525
			6,551,530

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
South Korea—19.4%
E-Mart	10,520		2,336,897
Hite Jinro	44,633		860,395
Hyundai Engineering & Construction	87,629		3,479,972
Hyundai Mobis	19,773		3,976,075
Hyundai Motor	63,149		8,969,056
KB Financial Group	389,125		14,097,989
Korea Electric Power	179,417		7,448,842
Korean Reinsurance	97,679		1,064,804
KT	116,151	[a]	3,039,073
KT, ADR	263,478		3,446,292
LG Chem	19,715		4,417,669
LG Electronics	101,523		5,058,494
Lotte Shopping	26,876		6,126,396
NongShim	19,853		5,032,457
POSCO	23,393		5,142,768
POSCO, ADR	18,330		1,003,751
Samsung Electronics	18,727		22,036,852
Shinhan Financial Group	123,487		4,649,318
Shinsegae	19,726		4,315,439
Tongyang Life Insurance	35,722		465,102
			106,967,641
Taiwan—9.1%
Advanced Semiconductor Engineering	1,447,840		2,066,444
Casetek Holdings	470,000		3,296,493
Compal Electronics	4,554,000		3,742,641
Hon Hai Precision Industry	2,722,277		8,773,729
MediaTek	375,000		5,048,916
Nan Ya Printed Circuit Board	1,085,020	[a]	1,835,310
Radiant Opto-Electronics	1,641,570		5,992,721
Shin Kong Financial Holding	17,564,763		5,688,441
Simplo Technology	635,000		2,919,748

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)
Taiwan Semiconductor Manufacturing	1,538,638	7,329,151
United Microelectronics	8,099,845	3,672,466
		50,366,060
Thailand—3.2%
Bangkok Bank	1,501,060	8,102,355
PTT Global Chemical	3,527,500	6,869,132
Thai Oil	1,675,300	2,665,589
		17,637,076
Turkey—.7%
Turkiye Halk Bankasi	795,007	3,943,901
Turkiye Sise ve Cam Fabrikalari	1	1
		3,943,902
United Arab Emirates—.6%
Emaar Properties	1,674,926	3,537,487
United States—.6%
iShares MSCI Emerging Markets ETF	87,004	3,577,604
Total Common Stocks
(cost $530,837,011)		532,811,933

Preferred Stocks—2.1%
Brazil
Banco do Estado do Rio Grande do Sul, Cl. B	1,151,400	3,606,368
Gerdau	429,900	1,169,768
Itau Unibanco Holding	79,800	859,785
Itausa—Investimentos Itau	569,168	1,575,514
Marcopolo	1,255,200	1,110,901
Metalurgica Gerdau	58,700	143,696
Randon Participacoes	2,226,000	2,445,156
Telefonica Brasil	41,700	586,965
Total Preferred Stocks
(cost $16,875,859)		11,498,153

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,355,512)	4,355,512 [c]	4,355,512
Total Investments (cost $552,068,382)	99.3%	548,665,598
Cash and Receivables (Net)	.7%	3,801,390
Net Assets	100.0%	552,466,988

ADR—American Depository Receipts
ETF—Exchange-Traded Fund
GDR—Global Depository Receipts
MICEX—Moscow Interbank Currency Exchange
RTS—Russian Trading System

a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of Directors.At May 31, 2015, the value of these securities amounted to $4,022,512 or 0.7% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	30.2	Telecommunication Services	6.3
Information Technology	13.5	Utilities	5.5
Materials	11.6	Consumer Staples	4.7
Consumer Discretionary	8.9	Health Care	.9
Industrial	8.5	Money Market Investment	.8
Energy	8.4		99.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2015

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			547,712,870	544,310,086
Affiliated issuers			4,355,512	4,355,512
Cash				713,490
Cash denominated in foreign currencies			3,461,919	3,365,060
Receivable for investment securities sold				2,825,619
Dividends receivable				1,517,991
Receivable for shares of Common Stock subscribed				396,716
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				12
Prepaid expenses				39,126
				557,523,612
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				883,304
Payable for investment securities purchased				3,473,708
Payable for shares of Common Stock redeemed				440,598
Interest payable—Note 2				174
Accrued expenses				258,840
				5,056,624
Net Assets ($)			552,466,988
Composition of Net Assets ($):
Paid-in capital				757,701,456
Accumulated distributions in excess of investment income—net				(852,296)
Accumulated net realized gain (loss) on investments			(200,877,917)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(3,504,255)[a]
Net Assets ($)			552,466,988

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	88,714,091	11,530,114	388,397,483	63,825,300
Shares Outstanding	8,978,251	1,194,766	39,228,300	6,445,038
Net Asset Value Per Share ($)	9.88	9.65	9.90	9.90

a Net of $89,528 deferred capital gains tax.
See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended May 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $1,950,330 foreign taxes withheld at source):
Unaffiliated issuers	16,189,983
Affiliated issuers	9,183
Total Income	16,199,166
Expenses:
Management fee—Note 3(a)	8,694,329
Shareholder servicing costs—Note 3(c)	1,505,089
Custodian fees—Note 3(c)	840,932
Professional fees	140,780
Distribution fees—Note 3(b)	96,107
Registration fees	78,650
Prospectus and shareholders’ reports	69,399
Directors’ fees and expenses—Note 3(d)	51,392
Interest expense—Note 2	19,006
Loan commitment fees—Note 2	7,518
Miscellaneous	46,622
Total Expenses	11,549,824
Less—reduction in expenses due to undertaking—Note 3(a)	(1,391,093)
Less—reduction in fees due to earnings credits—Note 3(c)	(103)
Net Expenses	10,158,628
Investment Income—Net	6,040,538
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,931,420
Net realized gain (loss) on forward foreign currency exchange contracts	(247,121)
Net Realized Gain (Loss)	3,684,299
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(42,694,473)[a]
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(256)
Net Unrealized Appreciation (Depreciation)	(42,694,729)
Net Realized and Unrealized Gain (Loss) on Investments	(39,010,430)
Net (Decrease) in Net Assets Resulting from Operations	(32,969,892)

a Including the effects of the net decrease in deferred capital gains tax of $1,132,306.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2015	2014 [a]
Operations ($):
Investment income—net	6,040,538	6,990,430
Net realized gain (loss) on investments	3,684,299	(67,493,750)
Net unrealized appreciation
(depreciation) on investments	(42,694,729)	117,193,151
Net Increase (Decrease) in Net Assets
Resulting from Operations	(32,969,892)	56,689,831
Dividends to Shareholders from ($):
Investment income—net:
Class A	(841,798)	(1,153,540)
Class C	(15,172)	—
Class I	(6,328,552)	(5,555,399)
Class Y	(1,074,385)	(13)
Total Dividends	(8,259,907)	(6,708,952)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,025,600	37,245,685
Class C	1,756,537	2,099,066
Class I	181,088,527	231,807,662
Class Y	128,256,228	1,000
Dividends reinvested:
Class A	802,003	1,114,977
Class C	13,914	—
Class I	6,285,796	4,948,194
Class Y	495,297	—
Cost of shares redeemed:
Class A	(76,186,670)	(117,181,880)
Class C	(3,999,731)	(8,707,748)
Class I	(403,884,991)	(259,935,104)
Class Y	(58,225,640)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(207,573,130)	(108,608,148)
Total Increase (Decrease) in Net Assets	(248,802,929)	(58,627,269)
Net Assets ($):
Beginning of Period	801,269,917	859,897,186
End of Period	552,466,988	801,269,917
Undistributed (distributions in
excess of) investment income—net	(852,296)	1,593,336

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2015	2014 [a]
Capital Share Transactions:
Class A
Shares sold	1,557,623	3,893,821
Shares issued for dividends reinvested	86,423	114,357
Shares redeemed	(7,433,486)	(12,337,990)
Net Increase (Decrease) in Shares Outstanding	(5,789,440)	(8,329,812)
Class C
Shares sold	176,861	228,071
Shares issued for dividends reinvested	1,529	—
Shares redeemed	(407,723)	(941,334)
Net Increase (Decrease) in Shares Outstanding	(229,333)	(713,263)
Class Ib
Shares sold	17,370,775	24,024,214
Shares issued for dividends reinvested	675,892	505,950
Shares redeemed	(39,671,216)	(27,286,303)
Net Increase (Decrease) in Shares Outstanding	(21,624,549)	(2,756,139)
Class Yb
Shares sold	11,898,567	110.62
Shares issued for dividends reinvested	53,315	—
Shares redeemed	(5,506,955)	—
Net Increase (Decrease) in Shares Outstanding	6,444,927	110.62

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended May 31, 2015, 10,967,201 Class I shares representing $118,833,049, were exchanged for 10,957,089 ClassY shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.37	9.65	8.88	13.36	10.89
Investment Operations:
Investment income—net[a]	.07	.08	.07	.10	.08
Net realized and unrealized
gain (loss) on investments	(.47)	.70	.79	(3.39)	2.44
Total from Investment Operations	(.40)	.78	.86	(3.29)	2.52
Distributions:
Dividends from investment income—net	(.09)	(.06)	(.09)	(.12)	(.05)
Dividends from net realized
gain on investments	—	—	—	(1.07)	—
Total Distributions	(.09)	(.06)	(.09)	(1.19)	(.05)
Net asset value, end of period	9.88	10.37	9.65	8.88	13.36
Total Return (%)[b]	(3.84)	8.17	9.59	(24.70)	24.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.86	1.87	1.82	1.78	1.78
Ratio of net expenses
to average net assets	1.66	1.67	1.75	1.78	1.78
Ratio of net investment income
to average net assets	.68	.80	.75	.92	.63
Portfolio Turnover Rate	54.60	52.45	42.43	45.73	68.19
Net Assets, end of period ($ x 1,000)	88,714	153,122	222,808	331,575	586,912

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.13	9.43	8.68	13.07	10.70
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.00)[b]	(.00)[b]	.01	(.02)
Net realized and unrealized
gain (loss) on investments	(.46)	.70	.75	(3.31)	2.39
Total from Investment Operations	(.47)	.70	.75	(3.30)	2.37
Distributions:
Dividends from investment income—net	(.01)	—	(.00)[b]	(.02)	—
Dividends from net realized
gain on investments	—	—	—	(1.07)	—
Total Distributions	(.01)	—	(.00)[b]	(1.09)	—
Net asset value, end of period	9.65	10.13	9.43	8.68	13.07
Total Return (%)[c]	(4.61)	7.42	8.67	(25.30)	23.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	2.65	2.62	2.57	2.56
Ratio of net expenses
to average net assets	2.42	2.46	2.55	2.57	2.56
Ratio of net investment income
(loss) to average net assets	(.08)	(.02)	(.04)	.14	(.12)
Portfolio Turnover Rate	54.60	52.45	42.43	45.73	68.19
Net Assets, end of period ($ x 1,000)	11,530	14,420	20,161	25,292	38,507

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.41	9.70	8.93	13.45	10.97
Investment Operations:
Investment income—net[a]	.10	.10	.10	.12	.11
Net realized and unrealized
gain (loss) on investments	(.48)	.71	.79	(3.42)	2.46
Total from Investment Operations	(.38)	.81	.89	(3.30)	2.57
Distributions:
Dividends from investment income—net	(.13)	(.10)	(.12)	(.15)	(.09)
Dividends from net realized
gain on investments	—	—	—	(1.07)	—
Total Distributions	(.13)	(.10)	(.12)	(1.22)	(.09)
Net asset value, end of period	9.90	10.41	9.70	8.93	13.45
Total Return (%)	(3.58)	8.42	9.89	(24.59)	24.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	1.60	1.57	1.56	1.57
Ratio of net expenses
to average net assets	1.43	1.41	1.50	1.56	1.57
Ratio of net investment income
to average net assets	.98	1.03	.99	1.15	.83
Portfolio Turnover Rate	54.60	52.45	42.43	45.73	68.19
Net Assets, end of period ($ x 1,000)	388,397	633,727	616,929	634,118	758,093

a Based on average shares outstanding.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class Y Shares	2015		2014	[a]
Per Share Data ($):
Net asset value, beginning of period	10.42		9.04
Investment Operations:
Investment income—net[b]	.05		.09
Net realized and unrealized
gain (loss) on investments	(.42)		1.41
Total from Investment Operations	(.37)		1.50
Distributions:
Dividends from investment income—net	(.15)		(.12)
Net asset value, end of period	9.90		10.42
Total Return (%)	(2.81)		15.84	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42		2.01	[d]
Ratio of net expenses to average net assets	1.22		1.04	[d]
Ratio of net investment income
to average net assets	.47		.96	[d]
Portfolio Turnover Rate	54.60		52.45
Net Assets, end of period ($ x 1,000)	63,825		1

a	From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is the sole series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2015 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	51,973,807	477,260,522	††	—	529,234,329
Exchange-Traded
Funds	3,577,604	—		—	3,577,604
Equity Securities—
Foreign Preferred
Stocks†	—	11,498,153	††	—	11,498,153
Mutual Funds	4,355,512	—		—	4,355,512
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	12		—	12

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
†††	Amount shown represents unrealized appreciation at period end.

At May 31, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2014 ($)	Purchases ($)	Sales ($)	5/31/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	67,300,000	202,551,435	265,495,923	4,355,512.8

Certain affiliated investment companies may also invest in the fund.At May 31, 2015, Dreyfus Diversified International Fund, an affiliate of the fund, held 2,199,347 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2015, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $180,562,226 and unrealized depreciation $24,310,524. In addition, the fund deferred for tax purposes late year ordinary losses of $361,718 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2015.The fund has $180,562,226 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2015 and May 31, 2014 were as follows: ordinary income $8,259,907 and $6,708,952, respectively.

During the period ended May 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and foreign capital gains taxes, the fund decreased accumulated undistributed investment income-net by $226,263 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2015 was approximately $1,720,500 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from June 1, 2014 through October 1, 2015, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,391,093 during the period ended May 31, 2015.

During the period ended May 31, 2015, the Distributor retained $14,178 from commissions earned on sales of the fund’s Class A shares and $3,725 from CDSCs on redemptions of the fund’s Class C shares.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2015, Class C shares were charged $96,107 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2015, Class A and Class C shares were charged $254,341 and $32,036, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2015, the fund was charged $54,739 for transfer agency services and $2,253 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $103.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2015, the fund was charged $840,932 pursuant to the custody agreement.

During the period ended May 31, 2015, the fund was charged $10,891 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $604,541, Distribution Plan fees $7,548, Shareholder Services Plan fees $22,050, custodian fees $308,000, Chief Compliance Officer fees $2,113 and transfer agency fees $35,143, which are offset against an expense reimbursement currently in effect in the amount of $96,091.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2015, redemption fees charged and retained by the fund amounted to $53,328.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2015, amounted to $367,087,748 and $538,426,509, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset.The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”)

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.This risk is mitigated by Master Agreements between the fund and the counter-party and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at May 31, 2015:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($)	Appreciation ($)
Sale:
Hong Kong Dollar,
Expiring
6/1/2015 [a]	3,822,180	492,964	492,952	12

Counterparty:
a Northern Trust

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At May 31, 2015, derivative assets (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)
Forward contracts	12
Total gross amount of derivative assets
in the Statement of Assets and Liabilities	12
Derivatives not subject to Master Agreements	—
Total gross amount of assets subject
to Master Agreements	12

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents derivative assets net of amount available for offsetting under under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2015:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)	of Assets ($)
Northern Trust	12	—	—	12

1	Absent a default event or early termination, OTC derivative assets are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2015:

Average Market Value ($)
Forward contracts	1,970,081

At May 31, 2015, the cost of investments for federal income tax purposes was $572,874,651; accordingly, accumulated net unrealized depreciation on investments was $24,209,053, consisting of $79,736,152 gross unrealized appreciation and $103,945,205 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 28, 2015

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2015:

—the total amount of taxes paid to foreign countries was $2,615,221.

—the total amount of income sourced from foreign countries was $18,240,167.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,259,907 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 11-12, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the Performance Group median for all periods (ranking lowest in the Performance Group for the four-, five-, and ten-year periods) and below the Performance Universe median for all periods (ranking in the fourth quartile for most periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board reasons for the fund’s underperformance, including its value-oriented investment approach.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has agreed to waive receipt of a portion of the fund’s management fee in the amount of .20 of 1% of the value of the fund’s average daily total net assets until October 1, 2015.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was concerned about the fund’s performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 147
———————
Peggy C. Davis (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
David P. Feldman (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)
No. of Portfolios for which Board Member Serves: 37
———————
Ehud Houminer (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia
University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 63

Lynn Martin (75)
Board Member (2013)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T, Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 37
———————
Robin A. Melvin (51)
Board Member (2013)
Principal Occupation During Past 5Years:
• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 115
———————
Dr. Martin Peretz (75)
Board Member (1993)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously, Editor-in-
Chief, 1974-2011)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
• Lecturer at Harvard University (1969-2012)
No. of Portfolios for which Board Member Serves: 37

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Philip L.Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 147 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 172 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 47

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,428 in 2014 and $44,513 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,320 in 2014 and $6,273 in 2015.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,709 in 2014 and $11,946 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,834 in 2014 and $604 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2014 and $-0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $40,974,357 in 2014 and $20,773,877 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    July 20, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)